Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sonder Holdings Inc. (the “Registrant”) for the three months ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Francis Davidson, Chief Executive Officer of the Registrant, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 10, 2023	/s/ Francis Davidson
Francis Davidson
Chief Executive Officer
(Principal Executive Officer)